Exhibit 10.a.(xxx)


October 10, 1995



Mr. Kevin C. O'Rourke
Vice President & General Counsel
Matson Navigation Company
333 Market Street
San Francisco, CA  94105

      Re: Agreement to Implement the Execution and Closing of
          Vessel Purchase, Purchase of Guam Assets and Alliance
          Slot Hire Agreement Dated September 22, 1995
          -----------------------------------------------------


Dear Kevin:

     This is to confirm that APL and Matson have agreed to, and hereby do, amend Sections 1.1(b)(viii) and 1.1(c)(vii) of the above agreement to change the reference in those Sections from "October 16, 1995" to "October 30, 1995."

     To confirm this, please sign the enclosed copy of this letter in the space provided and return that signed copy to me.

     Thank you.

                              Very truly yours,

                              AMERICAN PRESIDENT LINES, LTD.

                              By /s/ David V. Ainsworth

Acknowledged and Agreed:

MATSON NAVIGATION COMPANY, INC.

By /s/ Kevin C. O'Rourke




October 30, 1995


Mr. Kevin C. O'Rourke
Vice President/General Counsel
Matson Navigation Company
P. O. Box 7452
San Francisco, CA  94120

              Agreement to Implement the Execution and Closing of
           Vessel Purchase, Purchase of Guam Assets and Alliance Slot
                   Hire Agreement, dated September 22, 1995,
                  as amended by letter dated October 10, 1995

Dear Kevin:

     This is to confirm that APL and Matson have agreed to, and hereby do, amend the above agreement as follows:

     1) Section 1.1(b)(viii) and 1.1(c)(vii) are amended to change the reference in those Sections to "October 30, 1995" to "December 1, 1995."

     2) Sections 1.1(b)(vii) and 1.1(c)(vi) are amended to change the reference in those Sections to "November 1, 1995" to December 1, 1995."

     3) Recital E, Section 1.1(c)(x) and Section 3.1(a) are amended to change the reference in those Sections to "October 16, 1995" to "December 1, 1995."

     4) Section 9.8(a) is amended to change the reference therein to "October 1, 1995" to "November 1, 1995."

     To confirm this, please sign the enclosed copy of this letter in the space provided and return that signed copy to me.

     Thank you.

                              Very truly yours,

                              AMERICAN PRESIDENT LINES, LTD.

                              By /s/ Frederick M. Sevekow, Jr.

Acknowledged and Agreed:

MATSON NAVIGATION COMPANY, INC.

By /s/ Kevin C. O'Rourke




November 30, 1995



Mr. Kevin C. O'Rourke
Vice President/General Counsel
Matson Navigation Company, Inc.
333 Market Street
P. O. Box 7452
San Francisco, CA  94120

     Agreement to Implement the Execution and Closing of Vessel
      Purchase, Purchase of Guam Assets and Alliance Slot Hire
  Agreement, dated September 22, 1995, as amended by Letters dated
               October 10, 1995 and October 30, 1995

Dear Kevin:

     This is to confirm that APL and Matson have agreed to, and hereby do, amend the above agreement as follows:

     1) Sections 1.1(b)(viii) and 1.1(c)(vii) are amended to change the reference in those Sections to "December 1, 1995" to "December 8, 1995."

     2) Sections 1.1(b)(vii) and 1.1(c)(vi) are amended to change the reference in those Sections to "December 1, 1995" to "December 8, 1995."

     3) Recital E and Section 3.1(a) are amended to change the reference in those Sections to "December 1, 1995" to "December 8, 1995."

     To confirm this, please sign the enclosed copy of this letter in the space provided and return that signed copy to me.

     Thank you.

                              Very truly yours,

                              AMERICAN PRESIDENT LINES, LTD.

                              By /s/ Frederick M. Sevekow

Acknowledged and Agreed:

MATSON NAVIGATION COMPANY, INC.

By /s/ Kevin C. O'Rourke



December 8, 1995



Mr. Kevin C. O'Rourke
Vice President/General Counsel
Matson Navigation Company, Inc.
333 Market Street
P. O. Box 7452
San Francisco, CA  94120

   Agreement to Implement the Execution and Closing of Vessel
    Purchase, Purchase of Guam Assets and Alliance Slot Hire Agreement, dated September 22, 1995, as amended by Letters dated
    October 10, 1995, October 30, 1995 and November 30, 1995

Dear Kevin:

     This is to confirm that APL and Matson have agreed to, and hereby do, amend the above agreement as follows:

     1) Sections 1.1(b)(viii) and 1.1(c)(vii) are amended to change the reference in those Sections to "December 8, 1995" to "December 15, 1995."

     2) Sections 1.1(b)(vii) and 1.1(c)(vi) are amended to change the reference in those Sections to "December 8, 1995" to "December 15, 1995."

     3) Recital E and Section 3.1(a) are amended to change the reference in those provisions to "December 8, 1995" to "December 15, 1995."

     To confirm this, please sign the enclosed copy of this letter in the space provided and return that signed copy to me.

     Thank you.

                              Very truly yours,

                              AMERICAN PRESIDENT LINES, LTD.

                              By /s/ Frederick M. Sevekow, Jr.

Acknowledged and Agreed:

MATSON NAVIGATION COMPANY, INC.

By /s/ Kevin C. O'Rourke

                               AMENDMENT NO. 5

                           DATED DECEMBER 15, 1995

                                BY AND BETWEEN

                       MATSON NAVIGATION COMPANY, INC.

                                     AND

                        AMERICAN PRESIDENT LINES, LTD.

                                    TO THE

                            AGREEMENT TO IMPLEMENT
                         THE EXECUTION AND CLOSING OF
                 VESSEL PURCHASE, PURCHASE OF GUAM ASSETS AND
                        ALLIANCE SLOT HIRE AGREEMENT,
                           DATED SEPTEMBER 22, 1995

                               AMENDMENT NO. 5
                                    TO THE
                            AGREEMENT TO IMPLEMENT
                         THE EXECUTION AND CLOSING OF
                 VESSEL PURCHASE, PURCHASE OF GUAM ASSETS AND
                         ALLIANCE SLOT HIRE AGREEMENT
                         ----------------------------



     THIS AMENDMENT NO. 5 ("Amendment No. 5") to the AGREEMENT TO IMPLEMENT THE EXECUTION AND CLOSING OF VESSEL PURCHASE, PURCHASE OF GUAM ASSETS AND ALLIANCE SLOT HIRE AGREEMENT (as originally executed on September 22, 1995, and as previously amended on October 10, October 30, November 30, 1995 and December 8, 1995, the "Agreement") is entered into this 15th day of December, 1995 by and between MATSON NAVIGATION COMPANY, INC., a Hawaii corporation ("Matson") and AMERICAN PRESIDENT LINES, LTD., a Delaware corporation ("APL"). Capitalized terms used in this Amendment No. 5 and not otherwise defined herein have the meanings specified in Appendix 1 to the Agreement.

                                  SECTION 1.

     (a)  The brackets around the words "Vessel Assets Inventory" in Section
6.9 of the Table of Contents of the Agreement are deleted and the brackets around the words "Schedule 1(b) - Responsibility and Schedule" in the Table of Contents of the Agreement are deleted.

     (b) The phrase "the terms and conditions of which are to be determined by the parties as set forth herein and to be attached as Exhibit C" is deleted
                                                      ---------
from Recital D and the phrase "substantially in the form set forth in
Exhibit C" is inserted in lieu thereof.
---------

     (c)  Exhibits A, B, C, D, E and F to the Agreement are amended and
          ----------------------     -
restated to read in their entirety as set forth, respectively, in Exhibits
                                                                  --------
A, B, C, D, E and F to this Amendment No. 5.
-------------     -

                                  SECTION 2.

     The words "a C-8 Vessel to be mutually designated by the parties by October16, 1995" in Recital E of the Agreement are deleted and the words "the PRESIDENT GRANT, Official No. 530138" are inserted in lieu thereof.

                                  SECTION 3.

     The phrase "January 2, 1996" in Section 1.1(a) of the Agreement is deleted and the phrase "December 20, 1995" is inserted in lieu thereof.

                                  SECTION 4.

     The text of Sections 1.1(b)(vi), (vii) and (viii) and 1.1(c)(v), (vi) and
(vii) of the Agreement are deleted in their entirety, and the following text inserted in lieu thereof in said Sections:

     "Intentionally Omitted."

                                  SECTION 5.

     The text of Section 1.1(c)(x) of the Agreement, including the brackets around said Section, is deleted in its entirety.

                                  SECTION 6.

     Section 1.2(a) of the Agreement is deleted in its entirety and the following inserted in lieu thereof:

     "Provided that Matson and APL shall have executed and delivered the VPA as provided in SECTION 1.1 hereof, and subject to the satisfaction of the conditions set forth in SECTIONS 1.2(b) and 1.2(c) hereof, Matson and APL shall consummate the transactions contemplated under the VPA and IBCA (i) on the first VPA Closing Date with respect to the PRESIDENT TYLER, which shall be on or about December 20, 1995, unless otherwise agreed by the parties, (ii) on or about January 2, 1996 with respect to two of the C-9 Vessels, but in no event later than January 6, 1996, unless otherwise agreed by the parties (the "Second VPA Closing Date"), and (iii) on the Second VPA Closing Date, or on one or more subsequent VPA Closing Dates with respect to the remaining C-9 Vessel and the two remaining C-8 Vessels, any such subsequent VPA Closing Date or Dates to occur as soon after the Second VPA Closing Date as practical, given the geographic location of such Vessels and availability of the United States Coast Guard to redocument such Vessels, unless otherwise agreed to by the parties, but not later than March 31, 1996, unless otherwise agreed to by the parties (any such subsequent VPA Closing Dates, together with the First VPA Closing Date and the Second VPA Closing Date, referred to herein individually as a "VPA Closing Date" and collectively as the "VPA Closing Dates")."

                                  SECTION 7.

     The words "first two C-9 Vessels" are deleted from Section 2.1(a) of the Agreement and the words "PRESIDENT TYLER" are inserted in lieu thereof.

                                  SECTION 8.

     (a) Section 3.1(a) is deleted in its entirety and the following text is inserted in lieu thereof:

     "(a) Subject to the satisfaction of the conditions set forth in
     SECTION 3.1(b) and (c) hereof and to the provisions of SECTIONS 3.1(d) and (e) hereof, Matson and APL shall execute and deliver the Alliance Agreement and all Ancillary Alliance Agreements which the parties have theretofore in writing agreed on and identified as such on or about February 8, 1996, but in no event later than March 31, 1996, unless otherwise agreed by the parties (the date of such execution and delivery being referred to in this Agreement as the "Implementation Date")."

     (b) Section 3.1(b)(ii) is amended by adding the following words at the end thereof and prior to the period: "and this Agreement."

     (c) Section 3.1(b) is further amended by adding SECTION 3.1(b)(vii) as follows:

     "(vii) The parties shall have agreed on any matters on which the parties are required to attempt to reach agreement pursuant to SECTIONS 3.1(d) or (e) hereof."

     (d) Section 3.1(c)(ii) is amended by adding the words at the end thereof and prior to the period: "and this Agreement."

     (e) Section 3.1(c) is further amended by adding SECTION 3.1(b)(vi) as follows:

     "(vi) The parties shall have agreed on any matters on which the parties are required to attempt to reach agreement pursuant to SECTIONS 3.1(d) or (e) hereof."

     (f) Section 3.1 is further amended by adding SECTIONS 3.1(d), (e) and (f) as follows:

     "(d) In the event:

          (i) A Non-Termination Loss shall have occurred with respect to any of the Alliance Vessels (other than the RJ PFEIFFER) before the Implementation
               Date; and

          (ii) Such Non-Termination Loss will interfere with the commencement or operation of the Service in accordance with the Alliance Agreement, the Service Schedule and the Transition Plan were the Service to begin (or be attempted to be begun) on the then-scheduled Implementation Date;

     then Matson shall have the option (which Matson shall exercise by notice to APL promptly upon the occurrence of such Non-Termination
     Loss) to defer the Implementation Date to a date later than February 8, 1996, but not later than March 31, 1996, unless otherwise agreed by the parties; provided, whether or not Matson so elects to defer the
                  --------

     Implementation Date, the parties shall promptly upon occurrence of such Non-Termination Loss in good faith confer and attempt to agree on such changes in the Transition Plan, and in the case of any deferral of the Implementation Date such changes in the then-scheduled Implementation Date as will (as nearly as practicable) achieve the objectives of the Service Schedule and the original unmodified Transition Plan."

     "(e) In the event:

          (i) A Non-Termination Loss shall have occurred with respect to the RJ PFEIFFER before the Implementation Date; and

          (ii) Such Non-Termination Loss will interfere with the commencement or operation of the Service in accordance with the Alliance Agreement, the Service Schedule and the Transition Plan were the Service to begin (or be attempted to be begun) on the then-scheduled Implementation Date;

     then APL shall have the option (which APL shall exercise by notice to Matson promptly upon the occurrence of such Non-Termination Loss) to defer the Implementation Date to a date later than February 8, 1996 but not later than March 31, 1996 unless otherwise agreed by the parties; provided, whether or not APL so elects to defer the
              --------

     Implementation Date, the parties shall promptly upon the occurrence of such Non-Termination Loss in good faith confer and attempt to agree on such changes in the Transition Plan, and in the case of any deferral of the Implementation Date such changes in the then-scheduled Implementation Date as will (as nearly as practicable) achieve the objectives of the Service Schedule and the original unmodified Transition Plan."

     (g) Sections 3.1(b)(v) and 3.1(c)(v) are amended by deleting the words "VPA Closing" wherever appearing therein, and by inserting the word "Implementation" in lieu thereof.

                                  SECTION 9.

     (a) The words "and Closing" are inserted after the word "Execution" in the titles to Sections 4.1, 4.1(a), 4.1(b) and 4.1(c) of the Agreement.

     (b) The words "the 10th day prior to the Implementation Date" are deleted from Section 4.1(a) of the Agreement, and the following words inserted in lieu thereof:

     "February 1, 1995, unless otherwise agreed by the parties (the "GAPA Closing Date")."

     (c) The words "and to close the transactions contemplated thereby" are inserted after the word "GAPA" on the second line of Section 4.1(b) and (c) of the Agreement.

     (d) The word "Execution" in the text of Sections 4.1(b), 4.1(b)(i), 4.1(b)(ii), 4.1(c)(i) and 4.1(c)(ii) of the Agreement is deleted, and the word "Closing" is inserted in lieu thereof.

     (e) The word "VPA" in Sections 4.1(b)(iii)(B), (C) and (D) and in Sections 4.1(c)(iii)(B), (C) and (D) is deleted, and the word "GAPA" is inserted in lieu thereof.

     (f) Section 4.1(b) is amended by adding new clauses (v) and (vi) thereto as follows:

          "(v)    Matson GAPA Conditions Satisfied.  Each of the conditions
                  --------------------------------

                  set forth in Section 5 of the GAPA shall have been satisfied or waived in writing by Matson."

          "(vi) APL and Matson shall have agreed in writing on: (A) the form and substance of (1) all appendices, exhibits and schedules to the copy of the GAPA which is attached as an Exhibit to this Agreement, (2) all appendices, exhibits and schedules which are not included, or are marked "To Be Completed," in the copy of the Alliance Agreement which is attached as an Exhibit to this Agreement, (3) the manner in which all blanks in the copies of the GAPA, the Alliance Agreement,
                  and in the appendices, exhibits and schedules to the copy of the Alliance Agreement, which are attached as Exhibits to this Agreement, shall be completed, (B) whether the bracketed language in the copies of the GAPA, the Alliance Agreement, and in the appendices, exhibits and schedules to the copy of the Alliance Agreement, which are attached as Exhibits to this Agreement, shall stand as is or be changed or otherwise resolved and, if so, how, (C) all Included Materials to be contained in the Volumes referred to in Exhibit E hereto, and (D) the form and substance of all
                  ---------

                  Ancillary Alliance Agreements which either of them wishes to enter into or identify as such concerning practices and procedures relating to the Alliance Agreement performance."

     (g) Section 4.1(c) is amended by adding new clauses (iv), (v) and (vi) thereto as follows:

          "(iv)   APL GAPA Conditions Satisfied.  Each of the conditions set
                  -----------------------------

                  forth in Section 6 of the GAPA shall have been satisfied or waived in writing by APL."

          "(v) APL and Matson shall have agreed in writing on: (A) the form and substance of (1) all appendices, exhibits and schedules to the copy of the GAPA which is attached as an Exhibit to this Agreement, (2) all appendices, exhibits and schedules which are not included, or are marked "To Be Completed," in the copy of the Alliance Agreement which is attached as an Exhibit to this Agreement, (3) the manner in which all blanks in the copies of the GAPA, the Alliance Agreement, and in the appendices, exhibits and schedules to the copy of the Alliance Agreement, which are attached as Exhibits to this Agreement, shall be completed, (B) whether the bracketed language in the copies of the GAPA, the Alliance Agreement, and in the appendices, exhibits and schedules to the copy of the Alliance Agreement, which are attached as Exhibits to this Agreement, shall stand as is or be changed or otherwise resolved and, if so, how, (C) all Included Materials to be contained in the Volumes referred to in Exhibit E hereto, and (D) the form and substance of
                        ---------

                  all Ancillary Alliance Agreements which either of them wishes to enter into or identify as such concerning practices and procedures relating to the Alliance Agreement performance."

          "(vi) The Designated APL Employees (as defined in the GAPA) shall have approved (A) the representations and warranties in the GAPA, and (B) the Schedules to the GAPA."

     (h)  Section 4.2 of the Agreement is deleted in its entirety.

                                 SECTION 10.

     (a) The text of the first three lines of Section 6.2(a)(i) of the Agreement is deleted in its entirety, and the following text is inserted in lieu thereof:

     "Except for retention bonuses (A) change in any manner the rate of compensation of any APL Guam Employee,".

     (b) The text of Section 6.2(a)(iii) is deleted in its entirety, and the following text is inserted in lieu thereof:

     "Sell, transfer, license or otherwise dispose of, or agree to sell, transfer, license or otherwise dispose of, any intellectual property which is to be subject to the APL End User License Agreement referred to in the GAPA and the VPA in any manner which would preclude APL from complying with its obligations under such APL End User License Agreement."

                                 SECTION 11.

     (a) Section 6.5(c) is amended by adding the following new sentence between the existing third and fourth sentences of that Section:

     "The party entering into the contract shall be responsible for administration and supervision of warranty claims under that contract."

     (b) The first sentence of Section 6.5(e) is deleted in its entirety and the following text is inserted in lieu thereof:

     "Matson and APL agree to share any third-party costs under SECTION 6.5(b) and (c) hereof, the out-of-pocket costs incurred by the party entering into each respective contract in connection with administration and supervision of warranty claims under SECTION 6.5(c) hereof, together with the Delivery Costs under SECTION 6.5(d) hereof as well as any United States customs duties on any of the Requisite Work (such costs and any such duties, jointly the "Reimbursable Costs")."

                                 SECTION 12.

     Section 6.7 is amended by adding a new Section 6.7(d) as follows:

     "(d) APL warrants to Matson that APL is the owner of the Other Shoreside Spares to be transferred to Matson pursuant to SECTION 6.7(b) hereof, and Matson warrants to APL that Matson will be the owner of any of the Other Shoreside Spares withdrawn by APL pursuant to SECTION 6.7(c) hereof, in each case free and clear of all liens and encumbrances, except for the rights of Waterman Steamship Company in certain of the Other Shoreside Spares under the Joint Spares Agreement. EXCEPT AS SET FORTH IN THE PRECEDING SENTENCE, NEITHER PARTY MAKES OR HAD MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO OR IN CONNECTION WITH ANY OF THE OTHER SHORESIDE SPARES, INCLUDING ANY OF THE OTHER SHORESIDE SPARES SUBJECT TO THE JOINT SPARES AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY OF TITLE, DESIGN, CONDITION, QUALITY, SEAWORTHINESS, MERCHANTABILITY, WORKMANSHIP, SUITABILITY OR FITNESS OR ELIGIBILITY FOR ANY TRADE OR VOYAGE OR FOR ANY OTHER USE OR PURPOSE, ALL OF WHICH REPRESENTATIONS AND WARRANTIES ARE EXPRESSLY EXCLUDED. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHATSOEVER OF EITHER PARTY WITH RESPECT TO ANY OF THE OTHER SHORESIDE SPARES, INCLUDING ANY OF THE OTHER SHORESIDE SPARES SUBJECT TO THE JOINT SPARES AGREEMENT, OTHER THAN AS SET FORTH IN THE FIRST SENTENCE OF THIS SECTION 6.7(D), WHICH REPRESENTATIONS AND WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES OF EITHER PARTY WITH RESPECT TO ANY OF THE OTHER SHORESIDE SPARES OR ANY OF THE SPARES SUBJECT TO THE JOINT SPARES AGREEMENT, WHETHER STATUTORY, WRITTEN, ORAL OR IMPLIED. EACH PARTY ACCEPTS THE OTHER SHORESIDE SPARES AND ANY OF THE OTHER SHORESIDE SPARES SUBJECT TO THE JOINT SPARES AGREEMENT AS IS, WHERE IS AND WITH ALL FAULTS AND DEFECTS, WHETHER PATENT OR LATENT, AND WITHOUT RECOURSE OF ANY KIND TO THE OTHER PARTY ON ACCOUNT OF ANY LOSS, DAMAGE OR INJURY SUFFERED OR SUSTAINED ON ACCOUNT OF ANY SUCH FAULT OR DEFECT, WHETHER ON ANY THEORY OF NEGLIGENCE, STRICT LIABILITY, UNSEAWORTHINESS, BREACH OF CONTRACT OR EXPRESS OR IMPLIED WARRANTY, ON WHICH ANY SUCH RECOURSE MIGHT OTHERWISE BE PURSUED."

                                 SECTION 13.

     Section 6.9 of the Agreement, including the brackets around said Section, is deleted.

                                 SECTION 14.

     The words "[Add provision re no further claim]" in Section 7.3(a)(v) of the Agreement are deleted, and the following text is inserted in lieu thereof:

     "Upon such refund, Matson shall have no further claim against APL with respect to the fee or any lost profits referred to in, or any obligation created by, said SECTION 6.8."

                                 SECTION 15.

     Section 7.6 of the Agreement is deleted in its entirety and the following inserted in lieu thereof:

     "7.6 CDS REPAYMENT DATA AND CALCULATIONS.
          -----------------------------------


          "During the Alliance Period, and for twelve (12) months following the end thereof, APL shall provide Matson, or cause Matson to be provided with all information relating to gross freight revenues generated by the carriage of APL Cargo (as that term is defined in the Alliance Agreement) on the Alliance Vessels, whether paid to APL or any alliance partner of APL (other than Matson) for any such carriage during the Alliance Period, as required by the United States Maritime Administration ("MARAD") for CDS repayment computation purposes. Matson shall not disclose such information to any other Person, including, but not limited to, APL if any such information shall be received by Matson from any Person other than APL, except as otherwise required by law. Matson shall request confidential treatment of any such information forwarded by it to MARAD under the Freedom of Information Act."

                                 SECTION 16.

     (a) Section 7.3(a)(i) of the Agreement is deleted in its entirety, and the following inserted in lieu thereof:

          "(i) The reversal of the sale of any Vessel, Vessel Assets, Other
               Shoreside Spares or Guam Sale Assets (as defined in the GAPA)."

     (b) Section 7.3(a)(ii) of the Agreement is amended by inserting the words "or New Employee (as defined in the GAPA)" after the word "Officer."

     (c) Sections 7.3(a)(iv) and (v) of the Agreement are amended by inserting the words "or under the GAPA" before the word "together" in the first sentence thereof.

     (d) The following are added as new clauses (viii) and (ix) of Section 7.3(a) of the Agreement:

     "(viii) The payment from Matson to APL of any insurance proceeds or payment from APL or any other Person received by Matson with respect to any loss or damages to a Vessel, except to the extent that (A) Matson shall be entitled to such proceeds in reimbursement of any repairs of such loss or damages to a Vessel the cost of which are borne by Matson, or (B) Matson shall be obligated under any contract for repairs of such loss or damages at the time of any such termination, or (C) APL shall have failed to reimburse Matson for any uninsured portion borne by Matson under clause (A) or with respect to which Matson is obligated pursuant to clause (B)."

     "(ix) The refund to APL or its qualified plans of all amounts previously transferred to Matson or Matson's qualified plans pursuant to Section 4.3 of the GAPA."

                                 SECTION 17.

     The last sentence of Section 9.1 of the Agreement, including the brackets around the same, is deleted in its entirety.

                                 SECTION 18.

     Section 9.8 is deleted in its entirety and the following text is substituted in lieu thereof:

     "Exhibit E sets forth representations and warranties of APL, and the
      ---------

     parties' agreement, concerning materials provided by APL to Matson during the course of the negotiation and documentation, and Matson's evaluation, of the transactions contemplated by this Agreement and the Related Agreements."

                                 SECTION 19.

     The bracketed proviso clause at the end of the third sentence of Section
9.9 of the Agreement is deleted in its entirety, the brackets only are deleted from the fourth sentence of said Section, and the following is added as a new sentence at the end of said Section:

     "Neither party shall be liable to the other for any act or omission of the party or its employees, agents or independent contractors in the course of or in connection with the performance of any Transition Services pursuant to this SECTION 9.9, other than any such act or omission which is willful or which constitutes a willful refusal to provide such Transition Services required to be provided under this
     SECTION 9.9."

                                 SECTION 20.

     The definition of "Material Guam Change" in Appendix 1 to the Agreement is deleted in its entirety and the following text inserted in lieu thereof:

     "Material Guam Change" means any of the following: (A) total Guam revenues for the full calendar year 1995 shall be less than $67 million (as reported in APL's Star Database), or (B) at any time prior to and including December 31, 1995, APL's market share in Guam (based on total FEUs of APL and Sea-Land) for 1995 on a year-to-date basis shall decline below forty-four percent (44%) as determined by APL in Guam utilizing data provided by the Port of Guam and calculated on a basis consistent with the 1995 market share data previously provided to Matson by APL, or (C) at any time after December 31, 1995, either
     (i) total Guam revenues for the 365-day period ending on the date the determination of a Material Guam Change is made shall be less than $67 million (as reported in APL's Star Database), or (ii) APL's market share in Guam (based on total FEUs of APL and Sea-Land) for the 365-day period ending on such a determination date shall be less than forty-four percent (44%) as determined by APL in Guam utilizing data provided by the Port of Guam and calculated on a basis consistent with the 1995 market share data previously provided to Matson by APL."

                                 SECTION 21.

     The brackets around the definition of "ODS" in Appendix 1 to the Agreement are deleted.

                                 SECTION 22.

     (a) The following definitions are inserted in Appendix 1 to the Agreement in alphabetical order:

     " "SECOND VPA CLOSING DATE" has the meaning set forth in SECTION 1.2(a) of this Agreement."

          "NON-TERMINATION LOSS" means any loss, damage, casualty, breakdown or inability to operate in a manner consistent with recent operating history which (i) in the case of any such event or condition affecting any Alliance Vessel other than the RJ PFEIFFER, is not described in SECTIONS 7.1(a)(ii)(A) or (B) or 7.2(a)(ii)(A) or (B) hereof, or (ii) in the case of any such event or condition affecting the RJ PFEIFFER, cannot be repaired by Matson prior to March 31, 1996.

          "TRANSITION PLAN" has the meaning specified in the Alliance
          Agreement.

          "SERVICE SCHEDULE" has the meaning specified in the Alliance
          Agreement."

     (b) The term "GAPA Execution Date" in Appendix 1 to the Agreement is deleted in its entirety.

                                 SECTION 23.

     (a) The title of item 2 of Schedule 1(a) to the Agreement is deleted in its entirety, and the words "PRESIDENT GRANT" inserted in lieu thereof, and the title to item 4 of said Schedule is deleted in its entirety, and the words "PRESIDENT HOOVER" inserted in lieu thereof.

     (b) The bracketed phrase "[additional on deck reefer receptacles]" is added at the end of item 2 of Schedule 1(a) to the Agreement.

                                 SECTION 24.

     SCHEDULE 1(b) to the Agreement is deleted in its entirety and the following is inserted in lieu thereof:

                                "SCHEDULE 1(B)
                                 -------------

                         RESPONSIBILITY AND SCHEDULE
                         ---------------------------

                                       ANTICIPATED    ANTICIPATED WORK
VESSEL                RESPONSIBILITY   WORK LOCATION  SCHEDULE

PRESIDENT MONROE      APL              Pusan          1/6-8/96

PRESIDENT WASHINGTON  APL              Pusan          1/20-22/96

PRESIDENT LINCOLN     APL              Pusan          1/27-29/96

PRESIDENT GRANT       APL              Far East       2/22-3/12/96

R.J. PFEIFFER         Matson           Far East       3/12-4/15/96

PRESIDENT HOOVER      APL              Far East       1/31-2/14/96"


                                 SECTION 25.

     Except as amended by this Amendment No. 5, all other terms, conditions and covenants of the Agreement are hereby confirmed by the parties hereto and remain unchanged and in full force and effect. From and after the date hereof, all references to the Agreement in the Agreement (including references therein to "this Agreement," "hereof," "hereto" or "hereunder") and in any of the Related Agreements, shall be deemed to be references to the Agreement as amended by this Amendment No. 5.

                                 SECTION 26.

     This Amendment No. 5 may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counter-parts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, Matson and APL have caused this Amendment No. 5 to be duly executed as of the day and year first above written.


                                           MATSON NAVIGATION COMPANY, INC.


                                           By
                                             -------------------------------
                                             Name:
                                             Title:



                                           AMERICAN PRESIDENT LINES, LTD.


                                           By
                                             -------------------------------
                                             Name:
                                             Title:

                               AMENDMENT NO. 6

                         DATED AS OF JANUARY 31, 1996

                                BY AND BETWEEN

                       MATSON NAVIGATION COMPANY, INC.

                                     AND

                        AMERICAN PRESIDENT LINES, LTD.

                                    TO THE

                            AGREEMENT TO IMPLEMENT
                         THE EXECUTION AND CLOSING OF
                 VESSEL PURCHASE, PURCHASE OF GUAM ASSETS AND
                        ALLIANCE SLOT HIRE AGREEMENT,
                           DATED SEPTEMBER 22, 1995

                               AMENDMENT NO. 6
                                    TO THE
                            AGREEMENT TO IMPLEMENT
                         THE EXECUTION AND CLOSING OF
                 VESSEL PURCHASE, PURCHASE OF GUAM ASSETS AND
                         ALLIANCE SLOT HIRE AGREEMENT
                         ----------------------------



     THIS AMENDMENT NO. 6 ("Amendment No. 6") to the AGREEMENT TO IMPLEMENT THE EXECUTION AND CLOSING OF VESSEL PURCHASE, PURCHASE OF GUAM ASSETS AND ALLIANCE SLOT HIRE AGREEMENT (as originally executed on September 22, 1995, and as previously amended on October 10, October 30, November 30, 1995, December 8, 1995 and December 15, 1995, the "Agreement") is entered into as of this 31st day of January, 1996 by and between MATSON NAVIGATION COMPANY, INC., a Hawaii corporation ("Matson") and AMERICAN PRESIDENT LINES, LTD., a Delaware corporation ("APL"). Capitalized terms used in this Amendment No. 6 and not otherwise defined herein have the meanings specified in Appendix 1 to the Agreement.

                                  SECTION 1.

     The reference to "Recital C" in the definition of "Guam Sale Assets" in Appendix A to the Agreement is changed to "Recital D".

                                  SECTION 2.

     Each of Sections 3.1(b) and 3.1(c) of the Agreement is amended by adding the following clause at the end thereof, which clause shall be designated clause "(viii)" in the case of Section 3.1(b) and clause "(vii)" in the case of
Section 3.1(c):

     "APL and Matson shall have agreed in writing on: (A) the form and substance of (1) all appendices, exhibits and schedules which are not included or are marked "To Be Completed" in the copy of the Alliance Agreement which is attached as an Exhibit to this Agreement, and (2) the manner in which all blanks in the copy of the Alliance Agreement, and in the appendices, exhibits and schedules to the copy of the Alliance Agreement, which are attached as Exhibits to this Agreement, shall be completed, (B) whether the bracketed language in the copy of the Alliance Agreement, and in the appendices, exhibits and schedules to the copy of the Alliance Agreement, which are attached as Exhibits to this Agreement, shall stand as is or be changed or otherwise resolved and, if so, how, (C) all Included Materials to be contained in the Volumes referred to in Exhibit E hereto, and (D) the form and
                                   ---------
     substance of all Ancillary Alliance Agreements which either of them wishes to enter into or identify as such concerning practices and procedures relating to the Alliance Agreement performance."

                                  SECTION 3.

     The text of each of Sections 4.1(b)(vi) and 4.1(c)(v) of the Agreement is amended and restated in its entirety to read as follows:

     "APL and Matson shall have agreed in writing on: (A) the form and substance of (1) all appendices, exhibits and schedules to the copy of the GAPA which is attached as an Exhibit to this Agreement, and (2) the manner in which all blanks in the copy of the GAPA which is attached as an Exhibit to this Agreement shall be completed, and (B) whether the bracketed language in the copy of the GAPA which is attached as an Exhibit to this Agreement shall stand as is or be changed or otherwise resolved and, if so, how."

                                  SECTION 4.

     Section 6.5 of the Agreement is amended by inserting the words "and the R.J. Pfeiffer" after the word "Vessels" in the first paragraph thereof, and by changing all references to "Vessel" or "Vessels" in clauses (a), (b) and (c) thereof to "vessel" and "vessels" respectively.

                                  SECTION 5.

     Except as amended by this Amendment No. 6, all other terms, conditions and covenants of the Agreement are hereby confirmed by the parties hereto and remain unchanged and in full force and effect. From and after the date hereof, all references to the Agreement in the Agreement (including references therein to "this Agreement," "hereof," "hereto" or "hereunder") and in any of the Related Agreements, shall be deemed to be references to the Agreement as amended by this Amendment No. 6.

                                  SECTION 6.

     This Amendment No. 6 may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                           [SIGNATURE PAGE FOLLOWS]




     IN WITNESS WHEREOF, Matson and APL have caused this Amendment No. 6 to be duly executed as of the day and year first above written.


                                        MATSON NAVIGATION COMPANY, INC.


                                        By
                                          -------------------------------
                                          Name:
                                          Title:



                                        AMERICAN PRESIDENT LINES, LTD.


                                        By
                                          -------------------------------
                                          Name:
                                          Title:

                               AMENDMENT NO. 7

                         DATED AS OF FEBRUARY 8, 1996

                                BY AND BETWEEN

                       MATSON NAVIGATION COMPANY, INC.

                                     AND

                        AMERICAN PRESIDENT LINES, LTD.

                                    TO THE

                            AGREEMENT TO IMPLEMENT
                         THE EXECUTION AND CLOSING OF
                 VESSEL PURCHASE, PURCHASE OF GUAM ASSETS AND
                        ALLIANCE SLOT HIRE AGREEMENT,
                           DATED SEPTEMBER 22, 1995

                               AMENDMENT NO. 7
                                    TO THE
                            AGREEMENT TO IMPLEMENT
                         THE EXECUTION AND CLOSING OF
                 VESSEL PURCHASE, PURCHASE OF GUAM ASSETS AND
                         ALLIANCE SLOT HIRE AGREEMENT
                         ----------------------------



     THIS AMENDMENT NO. 7 ("Amendment No. 7") to the AGREEMENT TO IMPLEMENT THE EXECUTION AND CLOSING OF VESSEL PURCHASE, PURCHASE OF GUAM ASSETS AND ALLIANCE SLOT HIRE AGREEMENT (as originally executed on September 22, 1995, and as previously amended on October 10, October 30, November 30, 1995, December 8, December 15, 1995 and January 31, 1996, the "Agreement") is entered into as of this 8th day of February, 1996 by and between MATSON NAVIGATION COMPANY, INC., a Hawaii corporation ("Matson") and AMERICAN PRESIDENT LINES, LTD., a Delaware corporation ("APL"). Capitalized terms used in this Amendment No. 7 and not otherwise defined herein have the meanings specified in Appendix 1 to the Agreement.

                                  SECTION 1.

     The Exhibits to the Agreement are amended as follows:

     (a) Exhibit A to the Agreement is amended by adding thereto Amendment No. 1 to the Vessel Purchase Agreement attached hereto as Exhibit A; and

     (b) Exhibits C, D and E to the Agreement are amended and restated to read in their entirety as set forth, respectively, in Exhibits C, D and E to this Amendment.

                                  SECTION 2.

     Section 6.7 of the Agreement is amended by: (a) deleting the words "The shoreside spare parts in APL's possession" in the third sentence thereof and inserting in lieu thereof of the words "The portion of the shoreside spare parts in APL's possession which APL desires to sell to Matson and Matson desires to purchase from APL,"; (b) deleting the words "Within ten (10) days prior to the Implementation Date" in the fifth sentence of clause (a) and inserting in lieu thereof the words "By March 31, 1996," and by adding to the end of said fifth sentence the words "as at February 8, 1996"; (c) deleting the words "On or about the time of transfer of title" in clause (b) and inserting in lieu thereof the words "Prior to March 31, 1996,"; and (d) changing the reference to "Section 6.7(d)" in clause (b) to "Section 6.7(c)."



                                  SECTION 3.

     The parties hereto acknowledge and agree that, the Stevedoring and Terminal Services Agreement between Eagle Marine Services, Ltd., a Delaware corporation, and Matson (Port of Los Angeles) dated as of February 1, 1996
(the "APL Terminal Agreement"), and the Stevedoring and Terminal Services Agreement between Matson Terminals, Inc., a Hawaii corporation, and APL (Port of Oakland) dated as of February 1, 1996 (the "Matson Terminal Agreement") were entered into pursuant to that certain Alliance Slot Hire Agreement (as originally executed and as amended from time to time in accordance with its terms (the "Alliance Agreement")) and are the APL Terminal Agreement and the Matson Terminal Agreement, respectively, referred to and defined in the Alliance Agreement and that each (as originally executed and as amended from time to time in accordance with their respective terms) is an Alliance Agreement within the meaning of, and for all purposes relating to, the Alliance Agreement.

                                  SECTION 4.

     Except as amended by this Amendment No. 7, all other terms, conditions and covenants of the Agreement are hereby confirmed by the parties hereto and remain unchanged and in full force and effect. From and after the date hereof, all references to the Agreement in the Agreement (including references therein to "this Agreement," "hereof," "hereto" or "hereunder") and in any of the Related Agreements, shall be deemed to be references to the Agreement as amended by this Amendment No. 7.

                                  SECTION 5.

     This Amendment No. 7 may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counter-parts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, Matson and APL have caused this Amendment No. 7 to be duly executed as of the day and year first above written.

                                      MATSON NAVIGATION COMPANY, INC.


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:


                                      AMERICAN PRESIDENT LINES, LTD.


                                      By
                                        ---------------------------------
                                        Name:
                                        Title: